UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 24, 2006
Delphi Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14787	38-3430473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5725 Delphi Drive, Troy, MI	48098
(Address of Principal Executive Offices)	(Zip Code)
(248) 813-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
SIGNATURE

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
Effective June 1, 2006, Dave Wohleen, Vice Chairman of Delphi Corporation (“Delphi”), will retire from Delphi and has begun transitioning his responsibilities to Delphi’s other officers. Mr. Wohleen is entitled to receive benefits pursuant to the terms of Delphi’s Salaried Retirement Program as well as the amounts specified in his employment agreement previously filed with the Securities and Exchange Commission.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION (Registrant)
Date: April 24, 2006	By:	/s/ JOHN D. SHEEHAN

(John D. Sheehan, Vice President and Chief Restructuring Officer, Chief Accounting Officer and Controller)